SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) November 28, 2001
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                        New World Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                            0-27148                           13-3690261
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
Incorporation)                                                              No.)





                             246 Industrial Way West
                          Eatontown, New Jersey 07724
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              (Address of Principal Executive Offices) (Zip Code)



                                  (732)544-0155
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

            Reference is made to the New World Restaurant Group, Inc. press release attached hereto as Exhibit 99.1, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release), relating to the delisting of the Company's Common Stock from the Nasdaq National Market.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

Exhibit    Description
-------    -----------

99.1       Press Release issued November 28, 2001.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW WORLD RESTAURANT GROUP, INC.



                                       BY:  /s/ Jerold E. Novack
                                            ------------------------
                                            Name: Jerold E. Novack
                                            Title: Chief Financial Officer



Date:  November 29, 2001

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

                    1.


                                                                    Exhibit 99.1

     NEW WORLD DELISTED FROM NASDAQ NATIONAL MARKET; COMPANY WILL APPEAL DETERMINATION AND EXPLORE LISTING ON OTHER MARKETS
          2.

         EATONTOWN, NJ (11/28/01)--New World Restaurant Group, Inc. (NASDAQ:
NWCI) today announced that its common stock has been delisted from the Nasdaq National Market, effective yesterday. The Company said that it is actively pursuing listing on other exchanges. In the interim, New World shares will trade on the "Pink Sheets" under the symbol NWCI. Further information regarding trading of securities on the "Pink Sheets" is available on the web at www.pinksheets.com.

         In its letter to New World, received after the close of trading on Monday, the Nasdaq Listings Qualifications Panel (the "Panel") cited both corporate governance violations and public interest concerns as separate and independent bases for its ultimate determination.

         As previously disclosed, New World received a Nasdaq Staff Determination on September 7, 2001 asserting violations of two rules and that its securities were subject to delisting from the Nasdaq National Market. New World appealed the Staff Determination at a hearing before the Panel on October
18. The Panel, as subsequently disclosed, issued a ruling on October 30, 2001 that cited three conditions for maintaining the Company's listing on the Nasdaq National Market, and provided the Company an extension to November 19 to attempt to satisfy them. New World timely appealed the October 30 ruling, while simultaneously endeavoring to satisfy the three conditions imposed by the Panel. The Company was not able to satisfy all of the requirements prior to the November 19 deadline and sought additional time to attempt to satisfy them, a request that the Panel denied.

         New World's management noted that it was disappointed by the Panel's decision, but confirmed that the action does not affect the Company's business operations or the already completed acquisition of Einstein/Noah. Management further noted that it will (a) continue its challenges to Monday's final determination by the Panel and actively pursue available avenues of appeal, and
(b) it will continue to pursue a listing on an alternative exchange. The Company also noted that it intends to seek out market makers to apply to get its common stock listed on the OTC Bulletin Board pursuant to applicable SEC regulations.

         New World is a leading company in the 'quick casual' sandwich industry. The Company operates stores primarily under the Einstein Bros and Noah's New York Bagels brands and primarily franchises stores under the Manhattan Bagel and Chesapeake Bagel Bakery brands. As of October 2, 2001, the Company's retail system consisted of 494 company-owned stores and 294 franchised and licensed stores. The Company also operates three dough production facilities and one coffee roasting plant.



                                      *****

         CERTAIN STATEMENTS IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS OR STATEMENTS WHICH MAY BE DEEMED OR CONSTRUED TO BE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE WORDS "FORECAST," "ESTIMATE," "PROJECT," "INTEND," "EXPECT," "SHOULD," "WOULD" AND SIMILAR EXPRESSIONS AND ALL STATEMENTS WHICH ARE NOT HISTORICAL FACTS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE AND ARE SUBJECT TO KNOWN


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

AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE (FINANCIAL OR OPERATING), OR ACHIEVEMENTS TO DIFFER FROM THE FUTURE RESULTS, PERFORMANCE (FINANCIAL OR OPERATING), OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE ABOVE FACTORS ARE MORE FULLY DISCUSSED IN THE COMPANY'S SEC FILINGS.

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CONTACTS:
GENERAL MEDIA: At New World--Stacie Lange, (303) 568-8126
FINANCIAL MEDIA/INVESTORS: Bill Parness, Parness & Associates, (732) 290-0121


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